J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Institutional Fixed Income Funds
Supplement dated July 27, 1998, as applicable to the following Prospectuses:

J.P. Morgan Institutional Fixed Income Funds (combined), dated 3/13/98 J.P. Morgan Institutional Short Term Bond Fund, dated 3/2/98
J.P. Morgan Institutional Bond Fund, dated 3/2/98
J.P. Morgan Institutional Tax Exempt Bond Fund, dated 3/2/98
J.P. Morgan Institutional New York Total Return Bond Fund, dated 3/2/98 J.P. Morgan Institutional California Bond Fund, dated 3/2/98

Effective August 1, 1998, the shareholder servicing fee payable to Morgan for each of the above funds (other than California Bond) will increase from 0.075% to 0.10%. The shareholder servicing fee for the California Bond Fund will increase from 0.05% to 0.10%. This will have no immediate impact on shareholders of the Short Term Bond, Tax Exempt Bond and New York Total Return Bond Funds since the expense reimbursement for each of these funds will remain in place as described in the prospectus.